Fees Summary	Nov. 19, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	321,274.89
Total Transaction Valuation	2,326,393,118.69
Total Offset Amount	0
Net Fee	$ 321,274.89